CONSOLIDATED BALANCE SHEETS (Parenthetical) (Successor [Member], USD $)	Dec. 31, 2013	Dec. 31, 2012
Successor [Member]
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	300,000,000	300,000,000
Preferred stock, shares outstanding	0	125
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	3,000,000,000	3,000,000,000
Common stock, shares issued	229,689,960	182,242,460
Common stock, shares outstanding	229,689,960	182,242,460